July 2, 1997


                        SUPPLEMENT TO THE PROSPECTUS OF:

                          PIONEER EMERGING MARKETS FUND
                              dated March 27, 1997


The disclosure under the caption set forth below is supplemented as follows:

III.  INVESTMENT OBJECTIVES AND POLICIES

         In pursuit of its objective, the Fund may employ certain active investment management techniques including forward foreign currency exchange contracts, options contracts on securities and securities indices, futures contracts on currencies and securities indices and options on these futures contracts. These techniques may be employed in an attempt to hedge foreign currency and other risks associated with the Fund's portfolio securities.

The following section is substituted for the section "Options on Securities Indices" in the Appendix.

APPENDIX - CERTAIN INVESTMENT PRACTICES

Options on Securities and Securities Indices

         The Fund may purchase put and call options on securities indices that are composed of securities in which it may invest to manage cash flow. In addition, to enhance return, the Fund may write (sell) "covered" call options on securities in which it may invest. Call options are "covered" by the Fund when it owns the underlying securities, or owns securities convertible into or carrying rights to acquire such securities without payment of additional consideration, which the option holder has the right to purchase. The Fund receives a premium from writing a call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

         The Fund will write and purchase options to manage its exposure to foreign stocks and stock markets instead of, or in addition to, buying and selling stock. The Fund may also write or purchase options in an attempt to hedge market-wide price fluctuations. Distributions to shareholders of any gains from options transactions will be taxable. Options on securities that are written or purchased by the Fund will be entered into on U.S. exchanges or the exchanges of other established markets and in related over-the-counter markets. Over-the-counter transactions involve certain risks which may not be present in a transaction on an exchange. The staff of the Securities and Exchange Commission (the "SEC") has taken the position that over-the-counter options and assets used to cover over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of the Fund's net assets.

         The Fund may purchase put options in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a security or securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the value of the security or the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the value of the security or securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

         The Fund may purchase call options on securities and securities indices in order to remain fully invested in a particular stock market or to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a security or securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the value of the security or securities index above the exercise price. Such payments would in effect allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the value of the security or securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

         The Fund may sell an option it has purchased or a similar option prior to the expiration of the purchased option in order to close out its position in an option which it has purchased. The Fund may also allow options to expire unexercised, which would result in the loss of the premium paid.

         The risks associated with the use of options are more fully described below. The Fund pays brokerage commissions or spreads in connection with its options transactions. The writing of options could significantly increase the Fund's portfolio turnover rate.